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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2002-C Owner Trust
    As of and for the period from October 1, 2002 through March 31, 2003

Principal Distributions
Class A1                                       298,551,207.10
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                     298,551,207.10

Interest Distributions
Class A1                                         2,443,901.79
Class A2                                         2,092,755.55
Class A3                                         6,048,625.00
Class A4                                         1,382,386.25
                                             ----------------
     Total                                      11,967,668.59

Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Remaining Unpaid Interest
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Outstanding Principal Balance
Class A1                                       131,448,792.90
Class A2                                       320,000,000.00
Class A3                                       498,000,000.00
Class A4                                       207,000,000.00
                                             ----------------
     Total                                   1,156,448,792.90

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                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2002-C Owner Trust
   As of and for the period from October 1, 2002 through March 31, 2003



Principal Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Interest Shortfalls
Class A1                                                 0.00
Class A2                                                 0.00
Class A3                                                 0.00
Class A4                                                 0.00
                                             ----------------
     Total                                               0.00

Servicing Fee                                    6,869,490.25

Payments Ahead                                     157,588.78

Servicer Advances                                1,729,447.75


Reserve Fund                                     7,499,977.00
Cumulative Withdrawals from the Reserve Fund             0.00
Amounts Reimbursed to the Reserve Fund                   0.00